UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2007

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Exhibits
SIGNATURE
EXHIBIT INDEX

Item 2.02 Results of Operations and Financial Condition

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language contained in such filing.

On August 23, 2007, Marvell Technology Group Ltd. (“Marvell”) issued a press release regarding its financial results for its second fiscal quarter ended July 28, 2007.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Discussion of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with GAAP, Marvell also reports adjusted net income and net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP net income per share.” Non-GAAP measures exclude the effect of stock-based compensation, amortization of acquired intangible assets and cumulative effect of change in accounting principle.

Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares - diluted.  For purposes of calculating non-GAAP net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of FASB Statement of Financial Accounting Standards No. 123 (revised 2004), “Share Based Payments” (“SFAS 123R”) compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchased shares under the GAAP treasury stock method.  GAAP diluted weighted average shares outstanding also includes the antidilutive effects of warrants, common stock options and restricted stock.

These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.  Marvell’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing economic performance and Marvell therefore uses non-GAAP reporting internally to evaluate and manage its operations.  Marvell has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how Marvell analyzes its operating results internally.   Management also believes that these non-GAAP financial measures may be used to facilitate comparisons of our results with that of other companies in our industry.

Externally, we believe that investors may find our non-GAAP net income information useful in their assessment of our operating performance and the valuation of our company.  Internally, our non-GAAP net income and non-GAAP net income per share are used by management in the following areas:

•                              Our determination of Pro Forma EPS target-based stock-based bonus compensation for our executive officers;

•                              Our evaluation of Marvell’s operating performance;

•                              Our establishment of internal operating budgets; and

•                              Our performance comparisons with internal forecasts and targeted business models.

Non-GAAP net income reflects net income adjusted for the following items:

•                              Stock-based compensation. Stock-based compensation relates primarily to employee stock options and restricted stock units issued. Stock-based compensation expense is a non-cash expense that is difficult to predict as its valuation is affected by changes in market forces, such as the price of our common stock, which is not within the control of management. Accordingly, we exclude this item from its internal operating forecasts and models.

•                              Amortization of acquired intangible assets. Purchased intangible assets relate primarily to existing and core technology, and customer relationships of acquired businesses. We consider these charges non-cash in nature and unrelated to our core operating performance.

•                              Cumulative effect of change in accounting principle. The cumulative effect of a change in accounting principle, mandated by our adoption of SFAS 123R to account for forfeitures is a non-cash item which management believes, is unrelated to our core operating performance.

The calculation of non-GAAP net income per share is adjusted for the following item:

•                              Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares - diluted.  For purposes of calculating non-GAAP net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of SFAS 123R compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchased shares under the GAAP treasury stock method.  GAAP diluted weighted average shares outstanding also includes the antidilutive effects of warrants, common stock options and restricted stock.  Since our non-GAAP net income does not reflect the effects of these compensation costs, management believes these amounts should not be applied to the repurchase of shares in calculating non-GAAP net income per share.

Non-GAAP net income and non-GAAP net income per share should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of Marvell’s results as reported under GAAP.  Marvell expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Some of the limitations in relying on non-GAAP net income and non-GAAP net income per share are:

•                              Non-GAAP net income does not account for stock compensation expense related to equity awards granted to our employees. Our stock incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results under SFAS 123R, effective as of January 29, 2006.  Prior to the adoption of SFAS 123R, our GAAP results reflect stock compensation expense under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related guidance.

•                              While amortization of purchased intangible assets does not directly affect our current cash position, such expense represents the declining value of the technology and other intangible assets that we have acquired over their respective expected economic lives. The expense associated with this decline in value is excluded from the non-GAAP net income presentation, and therefore non-GAAP net income does not reflect the costs of acquired intangible assets that supplement our research and development efforts.

Item 9.01                                            Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Press Release dated August 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 23, 2007

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Michael Rashkin
Michael Rashkin
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 23, 2007.